Exhibit 10.2
Amendment No. 1 to Asset Purchase and Sale Agreement

                                 AMENDMENT NO. 1
                                       TO
                        ASSET PURCHASE AND SALE AGREEMENT


     This Amendment No. 1 to the Asset Purchase and Sale Agreement dated October 26, 2004, between ONEOK Propane Distribution Company, a division of ONEOK Propane Company, a Delaware corporation, as Seller, and Sonterra Energy Corporation, a Texas corporation, as Buyer (the "Agreement"), is entered into between Seller and Buyer as of October 29, 2004. Capitalized terms not otherwise defined herein have the meanings given in the Agreement.

                                    Recitals
                                    --------

     Section 7.2 of the Agreement provides that the Closing of the transactions contemplated by the Agreement will occur on or before October 29, 2004. Section
7.3 of the Agreement defines the Effective Date. The Parties desire to close the transactions on November 1, 2004, and set the Effective Date as October 1, 2004.

                                   Agreements
                                   ----------

     1. The first sentence of Section 7.2 of the Agreement, Time and Place of Closing, is amended to read in its entirety as follows:

     Closing shall occur on or before November 1, 2004, at 2:00 p.m. CST (provided that all conditions to Closing contained within Section 7.1 above have been met), unless a later date is mutually agreed to in writing by both Parties.

     2. The first sentence of Section 7.3 of the Agreement, Effective Date, is amended to read in its entirety as follows:

     The "Effective Date" of the transfer from Seller to Buyer hereunder shall be October 1, 2004.


     IN WITNESS WHEREOF, the Parties have set their hands by their duly authorized officials.
                                            BUYER:

                                            Sonterra Energy Corporation, a Texas
                                            corporation



                                            By:     ____________________________
                                                    Michael R. Ward, President


                                            SELLER:

                                            ONEOK Propane Distribution Company,
                                            a division of ONEOK Propane Company,
                                            a Delaware corporation



                                            By:      ___________________________
                                                     D. Lamar Miller,
                                                     Senior Vice President -
                                                     Financial Services